SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2013


             SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	    000-6658        04-2217279
___________	  ____________	  __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                   70 Orville Drive
                Bohemia, New York 11716
__________________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


The Company has agreed to extend the Employment Agreements of Helena R. Santos, Chief Executive Officer and President and Robert P. Nichols, Executive Vice President for two additional years from July 1, 2013 to June 30, 2015 on the same terms as then current agreements. Except that their base salaries for the year ending June 30, 2014 are to be $150,000 and $135,000, respectively, and for the year ending June 30, 2015, $154,000 and $139,000, respectively.



ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.            Exhibit
___________            ________________________________________
10A-1                  Copy of Amended Employment Agreement
		       dated, May 20, 2013 of Helena R. Santos

10A-2		       Copy of Amended Employment Agreement
		       dated, May 20, 2013 of Robert P. Nichols




                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	May 20, 2013
			           By: /s/ Helena R. Santos
                                   __________________________________
			           Helena R. Santos,
			           President and Chief Executive Officer
 			           Officer